FOURTH QUARTER 2021 RESULTS NASDAQ: FULT Data as of or for the periods ended December 31, 2021 unless otherwise noted

This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s 2022 Outlook contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission and are or will be available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. FORWARD-LOOKING STATEMENTS 2

1. ROA is return an average assets calculated as net income for the period divided by average assets, annualized. 2. ROE is return on average common shareholders’ equity calculated as net income available to common shareholders for the period divided by average common shareholders’ equity, annualized. 3. Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. INCOME STATEMENT SUMMARY 3 4Q21 3Q21 4Q20 (dollars in thousands, except per-share data) Net Interest Income $165,613 $171,270 $161,591 Provision for Credit Losses (5,000) (600) 6,240 Non-Interest Income 63,876 62,577 55,574 Securities Gains 5 — — Non-Interest Expense 154,019 144,596 154,738 Income before Income Taxes 80,475 89,851 56,187 Income Taxes 18,588 14,268 5,362 Net Income 61,887 75,583 50,825 Preferred Stock Dividends (2,562) (2,562) (2,135) Net Income Available to Common Shareholders $59,325 $73,021 $48,690 Net income per share (diluted) $0.37 $0.45 $0.30 ROA(1) 0.94% 1.13% 0.79% ROE(2) 9.34% 11.45% 8.21% ROE (tangible)(3) 11.89% 14.56% 10.32% Efficiency ratio(3) 65.2% 60.3% 62.5%

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin Average Interest-Earning Assets & Yields Average Deposits and Borrowings & Cost of Funds ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 4 $21 $21 $22 $22 $22 $2 $2 $1 $1 $1 0.39% 0.36% 0.25% 0.22% 0.21% 0.23% 0.18% 0.15% 0.12% 0.11% Cost of Deposits Cost of Funds Borrowings Deposits 4Q20 1Q21 2Q21 3Q21 4Q21 $— $5 $10 $15 $20 $25 0.00% 0.20% 0.40% 0.60% $162 $164 $162 $171 $166 2.75% 2.79% 2.73% 2.82% 2.77% Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) 4Q20 1Q21 2Q21 3Q21 4Q21 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% $19 $19 $19 $18 $18 $5 $5 $5 $6 $6 3.12% 3.13% 2.97% 3.03% 2.96% Loans Securities & Other Interest-Earning Asset Yield (FTE) 4Q20 1Q21 2Q21 3Q21 4Q21 $5 $10 $15 $20 $25 2.00% 4.00% 6.00% 8.00%

ASSET QUALITY ($ IN MILLIONS) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans Net Charge-offs (NCOs) and NCOs to Average Loans ACL(1) to NPLs & Loans 51. The allowance for credit losses (“ACL”) relates specifically to "Loans, net of unearned income" and does not include the ACL related to off-balance-sheet credit exposures. 2. Non-GAAP financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation. $6 $(6) $(4) $(1) $(5) 4Q20 1Q21 2Q21 3Q21 4Q21 $— $10 $20 $30 $40 $50 $147 $152 $154 $150 $152 0.78% 0.80% 0.83% 0.82% 0.83% NPL NPLs/Loans 4Q20 1Q21 2Q21 3Q21 4Q21 $100 $125 $150 $175 $200 0.00% 0.50% 1.00% 1.50% $(3) $6 $7 $(2) $3 -0.07% 0.13% 0.15% -0.05% 0.07% Net charge-offs/(recoveries) NCOs/Average Loans (annualized) 4Q20 1Q21 2Q21 3Q21 4Q21 $0 $10 $20 $30 $40 (1.00)% (0.50)% 0.00% 0.50% 1.00% 189% 174% 166% 171% 164%1.60% 1.54% 1.46% 1.45% 1.38% 1.47% 1.40% 1.37% 1.41% 1.36% ACL/NPLs ACL/Loans excl PPP(2) ACL/Loans 4Q20 1Q21 2Q21 3Q21 4Q21 50% 75% 100% 125% 150% 175% 200% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00%

NON-INTEREST INCOME(1) (1) Excluding investment securities gains Three months ended December 31, 2021 (percent of total non-interest income) 6 Non-interest income increased 2% from 3Q21(1) Increases in: n Commercial banking due to an increase in swap fees and an increase in income from SBA loan sales. n Other due to an increase in income from equity method investments. Partially offset by a decrease in: n Mortgage banking income due to a decline in volume and a tightening of spreads on mortgage loans sales. 28% 11% 20% 29% 12% Wealth Management Mortgage Banking Consumer Banking Commercial Banking Other 4Q21 3Q21 Change (dollars in thousands) n Wealth Management $18,285 $18,532 ($247) n Mortgage Banking 7,243 9,535 (2,292) n Consumer Banking 12,129 11,801 328 n Commercial Banking 18,480 16,738 1,742 n Other 7,739 5,971 1,768 Total $63,876 $62,577 $1,299

NON-INTEREST EXPENSE Three months ended December 31, 2021 (percent of total non-interest expense) 7 57% 9% 9% 6% 19% Salaries and Benefits Occupancy Data Processing and Software Other Outside Services Debt Extinguishment Other 4Q21 3Q21 Change (dollars in thousands) n Salaries and Benefits $85,506 $82,679 $2,827 n Occupancy 14,366 12,957 1,409 n Data Processing and Software 14,612 14,335 277 n Other Outside Services 9,637 7,889 1,748 n Debt Extinguishment 674 — 674 n Other 29,224 26,736 2,488 Total $154,019 $144,596 $9,423 Non-interest expense increased 7% from 3Q21 Driven primarily by: n Salaries and benefits as a result of higher incentive compensation and bonuses. n Other Outside Services driven by technology-related services. n Other due to charitable contributions, which included a $1.0 million contribution to the Fulton Forward Foundation.

CAPITAL POSITION REMAINS STRONG(1) 8 1. Regulatory capital ratios as of December 31, 2021 are preliminary. 2. Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum. Dollars are in millions. 8.5% 10.0% 11.0% 14.3% Regulatory Minimums Excess(2) Tier 1 Leverage CE Tier 1 Tier 1 Risk-Based Total Risk-Based —% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% $907 $500 $605 $753 (as of December 31, 2021)

2022 OUTLOOK 9 Net interest income: $660 - $680 million Non-interest income: $230 - $245 million(1) Non-interest expense: $580 - $600 million Effective tax rate: 16.5% - 17.5% (1) Excludes investment securities gains.

NON-GAAP RECONCILIATION Note: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. 10 (dollars in thousands) Three months ended Dec 31 Sep 30 Dec 31 Return on average common shareholders' equity (tangible) 2021 2021 2020 Net income available to common shareholders $59,325 $73,021 $48,690 Plus: Intangible amortization, net of tax 114 118 104 Net income available to common shareholder's (numerator) 59,439 73,139 48,794 Average shareholders' equity $2,713,198 $2,722,833 $2,544,866 Less: Average preferred stock (192,878) (192,878) (127,639) Less: Average goodwill and intangible assets (536,638) (536,772) (535,474) Average tangible common shareholders' equity (denominator) $1,983,682 $1,993,183 $1,881,753 Return on average common shareholders' equity (tangible), annualized 11.89% 14.56% 10.32%

NON-GAAP RECONCILIATION 11 (dollars in thousands) Three months ended Dec 31 Sep 30 Dec 31 Efficiency ratio 2021 2021 2020 Non-interest expense $154,019 $144,596 $154,738 Less: Amortization of tax credit investments (1,547) (1,546) (1,532) Less: Intangible amortization (146) (150) (132) Less: 2020 cost savings initiatives — — (15,400) Less: Debt extinguishment costs (674) — — Non-interest expense (numerator) $151,652 $142,900 $137,674 Net interest income $165,613 $171,270 $161,591 Tax equivalent adjustment 3,184 3,114 2,987 Plus: Total non-interest income 63,881 62,577 55,574 Less: Investment securities gains, net (5) — — Total revenue (denominator) $232,673 $236,961 $220,152 Efficiency ratio 65.2% 60.3% 62.5% Dec 31 Sep 30 Jun 30 Mar 31 Dec 31 Asset Quality, excluding PPP 2021 2021 2021 2021 2020 ACL - loans (numerator) $249,001 $256,727 $255,032 $265,986 $277,567 Net loans $18,325,350 $18,269,407 $18,586,756 $18,990,986 $18,900,820 Less: PPP loans (301,253) (590,447) (1,114,401) (1,688,394) (1,581,712) Total adjusted loans (denominator) $18,024,097 $17,678,960 $17,472,355 $17,302,592 $17,319,108 ACL - loans to total adjusted loans 1.38% 1.45% 1.46% 1.54% 1.60%